UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023

AEMETIS, INC.
(Exact name of registrant as specified in its charter)

______________

Delaware	001-36475	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Title of class of registered securities Common Stock, par value $0.001 per share	Ticker Symbol AMTX	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2023, the Board of Directors (the “Board”) of Aemetis, Inc. (the “Company”) approved amendments to the Company’s Bylaws (the “Bylaws”), effective immediately. The amendments revise Article II, Section 2.2 and Article III, Section 3.1 of the Bylaws with respect to the notification and other requirements for nominations of directors and solicitations of proxies by stockholders of the Company to be consistent with the provisions of Rule 14a-19 (17 CFR § 240a-19) which were recently promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”). The changes to the Bylaws include, but are not limited to, clarifying:

(a)	that a stockholder’s notice to the Secretary of the Company shall include solicitations for proxies subject to Rule 14a-19; and,

(b)	that in order for a stockholder to nominate a director to the Board, the stockholder must:

(i)
provide a written statement that the nominating stockholder intends to solicit holders of at least sixty-seven (67%) of the voting power of the Company’s outstanding capital stock entitled to vote on the election;

(ii)	notify the Secretary of the Company in writing if such information provided by the stockholder regarding a nomination is inaccurate or changed;
(iii)
only solicit proxies in support of director nominees other than those nominated by the Board if the stockholder complies with Rule 14a-19 in connection with such solicitation (and any failure to do so shall cause such stockholder’s nomination and any solicited proxies to be disregarded by the Company); and,

(iv)	use a proxy card that is any color other than white, which shall be reserved for exclusive use by the Board.

The Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing summary is qualified in its entirety by the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of the Exhibit

3.1	Amended and Restated Bylaws of Aemetis, Inc., effective as of August 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

August 29, 2023	By:	/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer